NETGATWAY, INC.

                            PLACEMENT AGENT AGREEMENT

                                                                   June 20, 2001
Alpine Securities Corporation
440 East 400 South
Salt Lake City, Utah  84111

Ladies and Gentlemen:

     The undersigned, Netgatway, Inc., a California corporation (the "Company"),
hereby  confirms  its  agreement  (the   "Agreement")   with  Alpine  Securities
Corporation (the "Placement Agent") as follows:

1.       Description of Shares.

         The Company proposes to offer for sale in a private offering (the "Offering") pursuant to Rule 506 of Regulation D ("Regulation D") under the Securities Act of 1933, as amended (the "Securities Act"), a maximum (the "Maximum Amount") of $2,500,000, aggregate principal amount of its common stock, $.001 par value (the "Common Stock") of the Company. This Offering shall be conducted as set forth in Section 4 hereof and shall be made solely to prospective investors ("Prospective Investors") which qualify as "Accredited Investors" as defined in Rule 501 of Regulation D.

2.       Representations and Warranties of the Company.

         The Company represents and warrants to, and agrees with, the Placement Agent as follows:

     (a) The Company has prepared and has delivered to the Placement Agent copies of Subscription Materials, dated May 31, 2001, relating to, among other things, the Company, the Common Stock and the terms of the Offering. Such
Subscription Materials, including all exhibits thereto and all documents delivered therewith and incorporated by reference therein, are referred to herein as the "Memorandum" unless such Subscription Material or any such exhibits or documents shall be supplemented or amended in accordance with this Agreement, in which event the term "Memorandum" shall refer to such Subscription Material and such exhibits and documents as so supplemented or amended from and after the time of delivery to the Placement Agent of such supplement or amendment.

     (b) All offers and sales of the Common Stock made in accordance with the Memorandum and this Agreement shall be exempt from registration under the Securities Act of 1933, as amended.

     (c) During the period commencing on the date hereof and terminating on the later of the last Additional Closing (as hereinafter defined) and the Termination Date (as hereinafter defined), neither the Memorandum (and any amendment or supplement thereto), nor any other document provided to Prospective Investors pursuant to this Agreement, shall contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading and at any Closing (as hereinafter defined) no event will have occurred which should have been set forth in an amendment or supplement to the Memorandum or such other document, as the case may be, in order to comply with this Section 2(a)(2) which has not then been set forth in such an amendment or supplement. Copies of contracts to which the Company is a party provided by the Company to Prospective Investors shall be true, correct, and complete copy of such contract, as amended or modified through the date it is so provided.

     (d) The Company has not, directly or indirectly, offered to sell any shares of Common Stock or any other securities of the Company during the twelve-month period ending on the date hereof, which would be integrated with the sale of Common Stock in a manner that would require the registration of the Offering pursuant to the Securities Act and; has no present intention to offer to buy or sell any shares of Common Stock or any other securities of the Company other than pursuant to this Agreement or pursuant to a registered public offering of the Company's securities, which may be commenced following the completion of the Offering other than a possible conversion into Common Stock of an additional portion of the Debenture dated as of July 31, 2000 and held by King William LLC and the satisfaction of certain amounts owed to certain executives of the Company through the issuance of Common Stock.

     (e) The Company and its Subsidiaries are corporations duly organized, validly existing, and in good standing under the laws of their respective jurisdiction of incorporation, with full power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its respective properties and assets and to conduct its respective business in the manner described in the Memorandum. The Company and its Subsidiaries are duly qualified to do business as a foreign corporation and is in good standing as such in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct their its respective business makes such qualification necessary, except where the failure to so qualify will not have a material adverse effect on the business, prospects, financial condition, or results of operations of the Company and its Subsidiaries taken as a whole. The Company and its Subsidiaries, collectively referred to herein as the Company.

     (f) As of the date hereof, the authorized capital stock of the Company consists of 250,000,000 shares of Common Stock, of which 21,694,791 shares are outstanding, and 5,000,000 shares of Preferred Stock, $.001 par value, per share, of which there are no shares outstanding. All outstanding shares of capital stock of the Company is duly authorized and validly issued, fully paid, and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive or similar rights of shareholder. Except as set forth in Section 2(c), there is no commitment, plan, or arrangement to issue, and not outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, capital stock of the Company, except as may be properly in the Memorandum. There are no outstanding security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, capital stock of the Company, except as may be described in the Memorandum.

     (g) The audit firms who have examined the financial statements of the Company, together with the related schedules and notes, which are included in the Memorandum, are independent accountants within the meaning of the Securities Act and the rules and regulations thereunder; the audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, forming part of the Memorandum, fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and all audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The financial and statistical data included in the Memorandum present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein.

     (h) There is no pending or threatened litigation, arbitration, claim, action, governmental or other proceeding (formal or informal), or investigation with respect to the Company, or any of its officers, directors, operations, businesses, properties, or assets, except as is properly described in the Memorandum or such as individually or in the aggregate may result in any material adverse effect upon the business, prospects, financial condition, or results of operations of the Company. To the best knowledge of the Company, neither the Company nor any Subsidiary is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as may be properly described in the Memorandum or such as in the aggregate do not now have, and may not in the future have, a material adverse effect upon the business, prospects, financial condition, or results of operations of the Company and the Subsidiaries taken as a whole; nor is the Company or any Subsidiary currently required to take any action in order to avoid any such violation or default.

     (i) Except as disclosed in the Memorandum, the Company has good and marketable title to all properties and assets which the Memorandum indicates are owned by it, free and clear of all liens, security interests, pledges, charges, encumbrances, and mortgages, except as may be disclosed in the Memorandum or as are not material to the Company and the Subsidiaries taken as a whole. No real property owned, leased, licensed, or used by the Company lies in an area which is, or to the knowledge of the Company will be, subject to zoning, use, or building code restrictions which would prohibit or prevent, the continued effective ownership, leasing, licensing, or use of such real property in the business of the Company as presently conducted.


     (j) Except as disclosed in the memorandum, the Company owns or possesses adequate licenses or other rights to use all patents, patent rights, inventions, trade secretes, licenses, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names, and copyrights disclosed in the M`emorandum as owned or used by it or which are material to conducting its business except for any infringement, singly or in the aggregate, which could not reasonably be expected to have a material and adverse affect on the business, prospects, financial condition or results of operations of the Company. All such patents, patent rights, licenses, trademarks, service marks, and copyrights are (i) valid and enforceable, (ii) not being infringed by any third parties which infringement could, singly or in the aggregate, materially and adversely affect the business, prospects, financial condition or results of operations of the Company and (iii) uncontested by any third party except for any infringement, singly or in the aggregate, which could not reasonably be expected to have a material and adverse affect on the business, prospects, financial condition or results of operations of the Company. The Company has no knowledge of, nor has it received any notice of, infringement of, or conflict with, asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, licenses, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names, or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding could materially and adversely affect the business, prospects, financial condition, or results of operations of the Company.

     (k) The Company has all requisite power and authority to execute, deliver, and perform each of this Agreement, any Subscription Agreements ("Subscription Agreements") delivered to the Company pursuant to the Memorandum, and the Agent's Warrants (as hereinafter defined) (collectively, the "Transaction Agreements") and to consummate the transactions contemplated thereby. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of each of the Transaction Agreements. This Agreement has been duly authorized, executed, and delivered by the Company, are legal, valid, and binding obligations of the Company, and are enforceable as to the Company in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, or other laws affecting the rights of creditors generally. The Subscription Agreements, and the Agent's Warrants have been duly authorized by the Company and, when executed and delivered by the Company, will be legal, valid, and binding obligations of the Company, each enforceable as to the Company in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, or other laws affecting the rights of creditors generally. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of the Transaction Agreements, except (A) the filing of a Notice of Sales of Securities on Form D pursuant to Regulation D under the Securities Act and (B) filings and consents under "blue sky" or state securities laws which will be made and/or obtained in accordance with all applicable laws, rules, and regulations. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company or any Subsidiary is a party, or to which any of their respective properties or assets are subject, is required for the execution, delivery, or performance of the Transaction Agreements; and the execution, delivery, and performance of the Transaction Agreements will not violate, result in a breach of, conflict with, result in the creation or imposition of any lien, charge, or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to the terms of, or, with or without the giving of notice or the passage of time or both, entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate, result in a breach of, or conflict with any term of the articles of incorporation (or other charter document) or by-laws of the Company, or violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment, or decree binding on the Company or any Subsidiary or to which any of their respective operations, businesses, properties, or assets are subject.

     (l) The Representative's Warrants have been duly and validly authorized by the Company and upon delivery to you in accordance with the Representative's Warrant Agreement will be duly issued and legal, valid and binding obligations of the Company.

     (m) The shares of Common Stock or upon exercise of the Agent's Warrants (the "Agent's Warrant Shares") are validly authorized and have been duly and validly reserved for issuance and, when issued and delivered upon the exercise of the Agent's Warrants, as applicable, in accordance with the terms thereof, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or similar rights of shareholder; and the holders of the Agent's Warrants will receive good title to the Agent's Warrant Shares, issued thereto upon the exercise of the Agent's Warrants, free and clear of all liens, security interests, pledges, charges, encumbrances, shareholder's agreements and voting trusts. The Common Stock, the Agent's Warrants, and the Agent's Warrant Shares conform to all statements relating thereto contained in the Memorandum.

     (n) Subsequent to the respective dates as of which information is given in the Memorandum, and except as otherwise disclosed herein or in the Memorandum, the Company has not (A) issued any securities or incurred any material liability or material obligation, primary or contingent, for borrowed money, (B) entered into any material transaction not in the ordinary course of business, (C) declared or paid any dividend on its capital stock, or (D) experienced any adverse changes or any development which may materially adversely effect the business, prospects, condition (financial or otherwise), net assets or shareholder's equity, key personnel, assets, or property of the Company.

     (o) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder. The Company is not, and does not intend to conduct its business in a manner in which it would be required to register as, an "investment company" as defined in the

     (p) Except as set forth in the Memorandum, the Company has not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

     (q) Except as disclosed in the Memorandum, the Company has filed all necessary federal, state, local, and foreign income and franchise tax returns and other reports required to be filed and has paid all taxes shown as due thereon; and there is no tax deficiency which has been, or, to the knowledge of the Company, might be, asserted against the Company.

     (r) The Company maintains insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for its business including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against all of which insurance is in full force and effect; the Company has not been refused any insurance coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

     (s) No labor disturbance by the employees of the Company exists or, to the best of the Company's knowledge, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any principal suppliers or customers that might be expected to result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company. No collective bargaining agreement exists with any of the Company's employees and, to the best of the Company's knowledge, no such agreement is imminent.

     (t) Except as set forth in the Memorandum, (i) the Company is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") that are applicable to its business, (ii) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (iii) to its best knowledge, the Company is not likely to be required to make future material capital expenditures to comply with Environmental Laws (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law, and (v) to the best knowledge of the Company, the Company is not in violation of any federal or state law or regulation relating to occupational safety or health.

     (u) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, including without limitation cash receipts,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (v) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers, directors or director-nominees of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

 3.  Representations  and  Warranties of the  Placement  Agent.

         The Placement Agent, hereby represents and warrants to, and agrees with, the Company as follows:

     (a) The Placement Agent will not deliver any Subscription Materials, or offer or sell any shares of Common Stock to any investor which the Placement Agent did not have reasonable grounds to believe, and did not believe, was an "accredited investor" as defined in Rule 501(a)(3) of Regulation D. The
Placement Agent shall use its reasonable efforts to determine whether Prospective Investors are "accredited investors" and that all information provided by Company investors is true and accurate.

     (b) The Placement Agent will not offer or sell any shares of Common Stock by means of any form of general solicitation or general advertising, including, without limitation, the following:

          (A)  any  advertisement,   article,  notice,  or  other  communication
published in any newspaper, magazine, or similar medium, or broadcast over television or radio; and

          (B) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     (c) The Placement Agent is a member in good standing of the National Association of Securities Dealers, Inc. or a registered representative thereof and is a broker-dealer registered as such under the Securities Exchange Act of 1934 (the "Exchange Act") and under the securities laws of the states in which the Common Stock will be offered or sold by the Placement Agreement, unless an exemption for such state registration is available to the Placement Agent. The Placement Agent is in compliance with all material rules and regulations applicable to it generally and applicable to its participation in the Offering.

     (d) The Placement Agent has requisite power and authority to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

     (e) This Agreement has been duly authorized, executed, and delivered by the Placement Agent and is the legal, valid, and binding obligation to the Placement Agent, and is enforceable against the Placement Agent in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, or other laws affecting the rights of creditors generally.

     (f) The Placement Agreement will not intentionally take any action that reasonably believes would cause the Offering to violate the provision of the
Securities Act, the Exchange Act, the respective rules and regulations promulgated there under or applicable "blue sky" laws of any state or jurisdiction.

4.       Offering Structure; Appointment of Placement Agent; Closing.

     (a) On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company hereby appoints the Placement Agent as its placement agent with respect to the Offering and grants to the Placement Agent the right to offer, as its agent, the Common Stock pursuant to the terms of this Agreement. On the basis of the representations and warranties contained herein, and subject to the conditions set forth herein, the Placement Agent hereby accepts such appointment and agrees to use its best efforts to secure subscriptions for the Common Stock pursuant to the terms of this Agreement. The agency relationship created hereby is not terminable by the Company, except upon termination of the Offering or upon expiration of the Offering Period (as hereinafter defined) in accordance with the terms of this Agreement.

     (b) The Common Stock shall be offered for sale to Prospective Investors at a purchase price equal to $.50 per share. The Placement Agent has advised the Company that it is its intention to require subscriptions for at least 50,000 shares each; provided, however, that the Company and the Placement Agent may accept subscriptions for less than such number of shares in their sole discretion.

     (c) The Offering shall commence as of the date hereof and shall expire at 5:00 P.M., Pacific time, on August 31, 2001, unless extended from time to time for up to an aggregate of 45 days by mutual agreement of the Company and the Placement Agent. Such period, as the same may be so extended or shortened, shall hereinafter be referred to as the "Offering Period".

     (d) Each Prospective Investor who desires to purchase shares of Common Stock shall be required to deliver to the Placement Agent one copy of a subscription agreement in the form annexed to the Memorandum (a "Subscription Agreement"), including the applicable investor questionnaire, and payment in the amount necessary to purchase the number of shares of Common Stock that such Prospective Investor desires to purchase. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency, or validity of any check or other form of payment delivered by any Prospective Investor in payment for the shares of Common Stock.

     (e) Pursuant to the Subscription Agreement, dated as of the date hereof, the Placement Agent has arranged for (i) the establishment of an escrow account with Loeb & Loeb, LLP, entitled "Netgatway, Inc., Inc.--Trust Account" (the "Escrow Account"). The Placement Agent shall deliver each check/wire transfer received from a Prospective Investor to the Escrow Agent for deposit in the Escrow Account and shall deliver the executed copy of the Subscription Agreement received from such Prospective Investor to the Company. The Company shall notify the Placement Agent promptly of the acceptance or rejection of any subscription. The Company shall not unreasonably reject any subscription.

     (f) Subject to the conditions set forth in Section 6 hereof, the initial closing of the Offering (the "Initial Closing"), and thereafter from time to time, additional closings (each an "Additional Closing," and together with the Initial Closing, the "Closings") shall be held at the offices of Loeb & Loeb, LLP, 10100 Santa Monica Blvd. Suite 2200, Los Angeles, California 90067, at 9:00 A.M., Pacific time, on the fifth business day following the date that the Placement Agent receives oral or written notice from the Company that subscriptions have been so accepted or at such other place, time, and/or date as the Company and you shall agree upon. The Company shall provide the notice required by the preceding sentence as promptly as practicable. The date upon which a Closing is held shall hereinafter be referred to as a "Closing Date."

          (ii) At a Closing, the Company shall instruct the Escrow Agent to pay to the Placement Agent, from the funds deposited in the Escrow Account in payment for the Common Stock, the amounts payable to the Placement Agent pursuant to Section 5 of this Agreement. Promptly after a Closing Date, the Company shall deliver to the purchasers of the shares of Common Stock certificates or agreements representing such securities to which they are entitled.

5.       Fees and Expenses.

     (a) The Company shall pay in cash to The Placement Agent a fee (the "Fee") equal to 7% of the gross proceeds received from the sale of the Common Stock to investors introduced to the Company directly or indirectly by the Placement Agent (the "Company Investors").

     (b) In addition to the Fee payable to the Placement Agent under this Agreement, the Company shall reimburse the Placement Agent for reasonable documented out-of-pocket expenses incurred in connection with its services under this Agreement if the Offering is not consummated, including the reasonable fees and disbursements of the Placement Agent's legal counsel.

     (c) In addition to the Fee and the Expenses, at the Closing the Company shall issue to the Placement Agent or its designees four-year warrants (the "Warrants") to acquire the shares of Common Stock equal to seven (7%) of the number of Common Stock purchased by the Company Investors. The Warrants shall contain standard cashless exercise provisions as well as net issuance cashless exercise provisions. The Warrants shall have standard anti-dilution protection, carry registration rights, and be on such other terms and the Company and the Placement Agent shall agree upon conditions as prior to the commencement of the Offering. The Warrants shall be issued at the Closings.

     (d) The Company acknowledges and agrees that it will be responsible for and shall pay all other costs and expenses incident to the purchase, sale and delivery of Securities in the Offering, including, without limitation, all fees and expenses of filing with the SEC, the NASD; if any, all Blue Sky fees and expenses; fees and disbursements of counsel and accountants for the Company; printing costs; and the reasonable road show costs and expenses of the Placement Agent and the road show costs and expenses of Company personnel.

6.       Covenants of the Company.

         The Company covenants that during the Offering Period it will:

     (a) Notify you immediately, and confirm such notice promptly in writing, when any event shall have occurred during the period commencing on the date hereof and ending on the expiration of the Offering Period as a result of which the Memorandum would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

     (b) Not supplement or amend the Memorandum unless the Placement Agent shall have approved of such supplement or amendment in writing. If, at any time during the period commencing on the date hereof and ending on the expiration of the Offering Period, any event shall have occurred as a result of which the Memorandum contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, all in light of the circumstances under which they were made, or if, in the opinion of counsel to the Company or counsel to the Placement Agent, it is necessary at any time to supplement or amend the Memorandum to comply with the Securities Act, Regulation D thereunder, or any applicable state securities or "blue sky" laws, the Company will promptly prepare an appropriate supplement or amendment, in form and substance reasonably satisfactory to the Placement Agent, which will correct such statement or omission or which will effect such compliance.

     (c) Deliver without charge to the Placement Agent such number of copies of the Memorandum and any supplement or amendment thereto as may reasonably be requested by the Placement Agent.

     (d) Not solicit any offer to buy or offer to sell securities of the Company or any affiliate thereof by any form of general solicitation or advertising, including, without limitation, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

     (e) Use its best efforts to qualify or register the Common Stock, and the Agent's Warrants offered hereby for offering and sale under, or establish an exemption from such qualification or registration under, the state securities or "blue sky" laws of such jurisdictions as the Placement Agent may reasonably request. The Company will not consummate any sale of securities of the Company in any jurisdiction or in any manner in which such sale may not be lawfully made.

     (f) At all times during the period commencing on the date hereof and ending on the expiration of the Offering Period, provide, upon request, to each Prospective Investor or his purchaser representative, if any, such information (in addition to that contained in the Memorandum) concerning the Offering, the Company, or any other relevant matters as it possesses or can acquire without unreasonable effort or expense and extend to each Prospective Investor or his, her, or its purchaser representative, if any, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without unreasonable effort or expense, as such Prospective Investor or purchaser representative may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such Prospective Investor or purchaser representative, as the case may be. Notwithstanding anything contained in this Agreement to the contrary in no event shall the Company or any Subsidiary of the Company be required to disclose to any Prospective Investor or Company Investor any source code or other data or information which the Company considers to be a trade secret or which is subject to an obligation of confidentiality owned to a third party.

     (g) Before accepting any subscription to Common Stock from, or making any sale to, any Prospective Investor, have reasonable grounds to believe and actually believe that (i) such Prospective Investor meets the suitability requirements for investing in the Common Stock offered by the Memorandum and
(ii) such Prospective Investor is an Accredited Investor.

     (h) Notify you promptly of the acceptance or rejection of any subscription.

     (i) File five (5) copies of a Notice of Sales of Securities on Form D with the Securities and Exchange Commission (the "Commission") no later than 15 days after the Closing Date and file a final notice on Form D with the Commission no later than 60 days after the Closing Date. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish copies of all such filings to the Placement Agent and counsel to the Placement Agent.

     (j) Place a legend substantially in the form of the following legend on all certificates representing the Common Stock, the Agent's warrant shares and the Agent's Warrants:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

     (k) Not, directly or indirectly, engage in any act or activity which may jeopardize the status of the offering and sale of the Common Stock under the state securities or "blue sky" laws of any jurisdiction in which the Offering may be made. Without limiting the generality of the foregoing, and notwithstanding anything contained herein to the contrary, the Company shall not, during the six (6) months following completion of the Offering, directly or indirectly, engage in any offering of securities which, if integrated with the Offering in the manner prescribed by Rule 502(a) of Regulation D and applicable releases of the Commission, may jeopardize the status of the Offering and sale of the Common Stock as exempt transactions under Regulation D.

     (l) Apply the net proceeds from the Offering for the purposes set forth under the caption "Use of Proceeds" in the Memorandum in substantially the manner indicated thereunder.

(m) Not, during the period commencing on the date hereof and ending on the later of the Closing Date and the expiration of the Offering Period, issue any press release or other communication or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without the prior written consent of the Placement Agent.

     (n) Furnish to the Placement Agent as early as practicable prior to the Closing, a copy of the latest available unaudited interim financial statement of the Company which have been renewed by the Company's independent certified public accountants.

     (o) Until exercise of the Agent's warrants, reserve a sufficient amount of shares of Common Stock for issuance upon such conversion.

     (p) Deliver to the Placement Agent, without charge, within a reasonable period after the Closing Date, two sets of bound volumes of the Memorandum and all related materials to the individuals designated by the Placement Agent or counsel to the Placement Agent.

     (q) Upon the request of the Placement Agent, a list of the states in which the Offering is being conducted.

7.       Covenants of the Placement Agent.

         The Placement Agent covenants that it will:

     (a) Not accept the subscription of any person unless immediately before accepting such subscription the Placement Agent has reasonable grounds to believe and does believe that such person is an Accredited Investor and the Company has agreed that such subscription should be accepted.

     (b) Upon notice from the Company that the Memorandum is to be amended or supplemented pursuant to Section 4(a)(2) hereof, immediately cease use of the Memorandum until receipt of such amendment or supplement and thereafter will make use of the Memorandum only as so amended or supplemented, and the Placement Agent will deliver a copy of such amendment or supplement to each Prospective Investor to whom a copy of the Memorandum had previously been delivered and whose subscription had not been rejected.

8.       Payment of Expenses.

     (a) The Company hereby agrees to pay all fees, charges, and expenses incident to including without limitation, all fees, charges, and expenses incurred in connection with (i) the preparation, printing, reproduction, filing, distribution, and mailing of the Memorandum, the Transaction Agreement and any supplementals or amendments thereto, (ii) the issuance, sale, transfer, and delivery of the shares of Common Stock, including any transfer or other taxes payable thereon and the fees of any transfer agent or registrar, (iii) the registration or qualification of the Common Stock, and the Agent's Warrants or the securing of an exemption therefrom under "blue sky" or state securities laws. including, without limitation, filing fees payable in the jurisdictions in which such registration or qualification or exemption therefrom is sought, including the fees and disbursements of counsel in connection with such "blue sky" matters; (iv) the filing fees, if any, payable to the Securities and Exchange Commissions; and (v) the retention of the Escrow Agent, including the fees and expenses of the Escrow Agent for serving as such.

9.       Conditions of Placement Agent's Obligations.

         The obligations of the Placement Agent pursuant to this Agreement shall be subject, in the discretion of the Placement Agent, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Placement Agent, as of the date hereof and as of the Closing Date, to the performance by the Company of its obligations hereunder, and to the following conditions:

     (a) On or prior to the date of each Closing, as the case may be, the Placement Agent shall have been furnished such information, documents, and certificates as it may reasonably require for the purpose of enabling it to review the matters referred herein and in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, covenants, agreements, or conditions herein contained, or as it may otherwise reasonably request.

     (b) On or prior to the date of each Closing, as the case may be, the Placement Agent shall have been furnished such information, documents, certificates, and opinions as they may reasonably require in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, covenants, agreements, or conditions herein contained, or as the Placement Agent may reasonably request.

     (c) At the date of each Closing, (i) neither the Memorandum nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, (ii) there shall have been, since the respective dates as of which information is given in the Memorandum, no material adverse change, or any development involving a prospective material adverse change, in the business, properties, or condition (financial or otherwise), results of operations, capital stock, long-term or short-term debt, or general affairs of the Company from that set forth in the Memorandum, except changes which the Memorandum indicates might occur after the date thereof, and neither the Company shall have incurred any material liabilities or entered into any agreements not in the ordinary course of business other than as referred to in the Memorandum, and (iii) except as set forth in the Memorandum, no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation shall be pending, threatened, or in prospect (or any basis therefor) with respect to the Company or any of their respective operations, businesses, properties, or assets wherein an unfavorable decision, ruling, or finding would materially adversely affect the business, property, condition (financial or otherwise), results of operations, or general affairs of the Company.

     (d) At the date of each Closing, the Placement Agent shall have received a certificate of the chief executive officer and the chief financial officer, dated the Closing Date, to the effect, among other things, that (i) as of the date of this Agreement and as of the date of such Closing, the representations and warranties of the Company contained herein were and are accurate and correct in all material respects, and (ii) as of the date of such Closing, the obligations to be performed by the Company hereunder on or prior to such time have been fully performed.

     (e) Any certificate or other document signed by any officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company hereunder to the Placement Agent as to the statements made therein. If any condition to the Placement Agent's obligations hereunder to be fulfilled prior to or at each Closing Date, is not so fulfilled, the Placement Agent may terminate this Agreement or, if the Placement Agent so elects, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

10.      Indemnification and Contribution.

     (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Placement Agent, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 7, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Memorandum (as from time to time amended and supplemented), or any amendment or supplement thereto, or (B) any application or other document or communication (for purposes of this Section 7, collectively referred to as an "application") executed by, or on behalf of, the Company or based upon written information furnished by, or on behalf of, the Company filed in any jurisdiction in order to qualify the Common Stock, and the Agent's Warrants under the "blue sky" or securities laws thereof or filed with the Commission; unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company as stated in Section ___, (b) with respect to the Placement Agent by it, or on its behalf, expressly for inclusion in the Memorandum, or any amendment or supplement thereto, or in any application, as the case may be; or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company as stated in Section 7(b) with respect to the Placement Agent by it, or on its behalf, expressly for inclusion in the Memorandum, or any amendment or supplement thereto, or in any application, as the case may be, or (iii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

     If any action is brought against the Placement Agent or any of its respective officers, directors, partners, employees, agents, or counsel, or any controlling persons of the Placement Agent (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability it may have other than pursuant to this Section 7(a)) and the Company shall promptly assume the defense of such action, including, without limitation, the employment of counsel reasonably satisfactory to such indemnified party or parties and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from, or in addition to, those available to the Company, in any of which events such fees and expenses shall be borne by the Company, and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Common Stock or the Memorandum, or any amendment or supplement thereto, or any application.

     (b) The Placement Agent agrees to indemnify and hold harmless the Company, each director, officer, partner, employee, agent, and counsel of the Company, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Placement Agent in Section 7(a), but only with respect to (i) statements or omissions, if any, made in the Memorandum (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information furnished to the Company as stated in this
Section 7(b) with respect to the Placement Agent by it, or on its behalf, expressly for inclusion in the Memorandum, or any amendment or supplement thereto, or on any application, as the case may be; provided, however, that the obligation of the Placement Agent to provide indemnity under the provisions of this Section 7(b) shall be limited to the amount which represents the commission paid by the Company to the Placement Agent in connection with the offering of the Common Stock. For all purposes of this Agreement, the name of the Placement Agent shall constitute the only information furnished in writing by, or on behalf of, the Placement Agent expressly for inclusion in the Memorandum (as from time to time amended or supplemented), or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of the Placement Agent contained in this Agreement. If any action shall be brought against the Company or any other person so indemnified based on the Memorandum, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Placement Agent pursuant to this Section 7(b), the Placement Agent shall have the rights and duties given to the Company and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 7(a).

     (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 7(a) or 7(b) (subject to the limitations thereof), but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by, or on behalf of, any director or officer of the Company, and any controlling person of the Company), as one entity, and the Placement Agency (including for this purpose any contribution by, or on behalf of, an indemnified party) as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, or the other hand, and the Placement Agent on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. The relative benefits received by the Company, on the one hand, and the Placement Agent on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of commission payable to the Placement Agent pursuant to Section 3 hereof but before deducting expenses) received by the Company, and (y) the commission received by the Placement Agent pursuant to Section 3 hereof. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Placement Agent and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 7(c). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 7(c), each person, if any, who controls the Placement Agent within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of the Placement Agent shall have the same rights to contribution as the Placement Agent and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each director and officer of the Company shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 7(c). Anything in this Section 7(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 7(c) is intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

     11. Survival. All representations, warranties, covenants, and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants, and agreements at the Closing Date, and such representations, warranties, covenants, and agreements of the Placement Agent and the Company, including the indemnity and contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by, or on behalf of, the Placement Agent or any indemnified person, or by, or on behalf of, the Company, or any person or entity which is entitled to be indemnified under Section 7(b), and shall survive termination of this Agreement or the delivery of the Common Stock to the purchasers thereof. In addition, the provisions of Sections 5 through 12 shall survive termination of this Agreement, whether such termination occurs before or after the Closing Date. Notwithstanding anything in the Section 5(b) hereof to the contrary, and in addition to the obligations assumed by the Company pursuant to Section 5(a) hereof, if the offering should be terminated, the Company shall be liable to the Placement Agent only for out-of-pocket expenses incurred by the Placement Agent in connection with this Agreement or the proposed, offer, sale, and delivery of the Common Stock.

     12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Placement Agent, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to Alpine Securities Corporation, 440 East 400 South, Salt Lake City, Utah 84111, or if sent to the Company, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to Netgatway, Inc., 754 East Technology Avenue, Orem, Utah 84097, Attention: Donald Dank, Chief Executive Officer, with a copy to Behle & Latimer, 201 South Main Street, Salt Lake City, UT 84145. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

     13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Placement Agent and the Company and the persons and entities referred to in Section 7 who are entitled to indemnification or contribution, and their respective successors, legal representatives, and assigns (which shall not include any buyer, as such, of the Common Stock and no other person shall have, or be construed to have, any legal or equitable right, remedy, or claim under, in respect of, or by virtue of this Agreement or any provision herein contained.

     14. Assignment. This Agreement shall not be assigned by any party hereto without the prior written consent of the other party hereto.

     15. Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Utah, without giving effect to conflict of laws.

     16. Consent to Jurisdiction. The Company irrevocably consents to the jurisdiction of the courts of the State of Utah and of any federal court located in such State in connection with any action or proceeding arising out of, or relating to, this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 9 hereof. Within 30 days after such service or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

     17. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     If the foregoing correctly sets forth the understandings between the Placement Agent and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                    Regards,

                                    NETGATEWAY, INC.,

                                    By:
                                       --------------------------------------
                                    Name:
                                    Title:


Accepted as of the date first above

ALPINE SECURITIES CORPORATION

By:
   ---------------------------------
     Name:
     Title: